ACM GOVERNMENT OPPORTUNITY FUND

ANNUAL REPORT
JULY 31, 1997

ALLIANCE CAPITAL


LETTER TO SHAREHOLDERS                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

September 5, 1997

Dear Shareholder:

We are pleased to report your Fund's investment results and market activity for the period ended July 31, 1997.

ACM Government Opportunity Fund's primary investment objective is to provide high current income, and its secondary objective is growth of capital. The Fund invests at least 65% of its total assets in U.S. Government and agency securities and has the flexibility to invest the remaining 35% in selected foreign government securities and dividend paying securities. No more than 20% of its total assets may be invested in equity securities.

INVESTMENT RESULTS
Over the six month period ended July 31, 1997, ACM Government Opportunity Fund returned 6.46% versus 5.55% for the Lehman Brothers Aggregate Bond Index. This outperformance is due primarily to solid performance of the Fund's U.S. holdings. In particular, the Fund's holdings of government securities performed well when the market rallied late in the period. The portfolio's modestly longer-duration securities (relative to the benchmark) also contributed positively to performance. As interest rates fell during the period, they caused longer-duration securities to outperform shorter-duration securities. Strong performance in the non-U.S. debt sector continued to positively impact portfolio performance during the period. For the 12 months ended July 31, 1997, your Fund returned 15.99% versus 10.76% for the benchmark based on net asset value.


INVESTMENTS RESULTS*
Period Ended July 31, 1997
                                                      TOTAL RETURNS
                                                 6 MONTHS      12 MONTHS
                                                ----------    -----------
ACM GOVERNMENT OPPORTUNITY FUND                    6.46%         15.99%
LEHMAN BROTHERS AGGREGATE BOND INDEX               5.55%         10.76%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE BACKED AND ASSET BACKED SECURITIES INDICES, AND THE GOVERNMENT/CORPORATE BOND INDEX. RETURNS FOR THE FUND AND ITS COMPARATIVE INDEX INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
The U.S. economy continued its strong performance in early 1997, led by continued strength in the labor market. The unemployment rate dropped to a 20-year low and wages continued to climb. In response to this continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, which had risen to 4.3% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997.

More recent data show that the economy slowed during the second quarter, led by a decline in consumer spending. Retail sales of merchandise declined 3.8% in the second quarter, while real construction spending fell 2.0% in April-May. The production side of the economy experienced a more muted slowdown: manufacturing output growth slowed to 4.4% (from 5.3% in the first quarter) and total hours worked increased by only 1.9%


1



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

versus 4.1% in the first quarter. However, labor market strength continued unabated in the second quarter as non-farm payroll growth rose to 237,000 new jobs per month from first quarter's average of 228,000 new jobs per month. Overall, Gross Domestic Product (GDP) growth slowed to 2.2% for the quarter.

In spite of an increase in wage pressures, inflation remained very well-behaved during the period. Consumer prices increased at a 1.5% annual rate in the first seven months of the year and are up 2.2% from the same period last year. Wholesale inflation, as measured by the Producer Price Index, fell for an unprecedented seventh month in a row in July and is down 0.2% from year earlier levels.

MARKET REVIEW
The U.S. bond market posted modest gains over the past six months. After trading lower during the first quarter on fears that too-strong growth would ignite inflation, the market rebounded in the second quarter. Data released during the quarter, indicating that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant, helped ease investor concerns and pushed bond prices higher. Interest rates, which peaked in late spring following the Fed's decision to raise the Fed Fund's rate, ended the period lower on all maturities.

In most developed countries, inflation remained stable at low levels but was offset by modestly improving growth prospects. Most markets had positive returns but underperformed the U.S. in fully hedged terms. Deteriorating fiscal conditions in Germany and France increased the probability of a broader, more inclusive European Monetary Union and heightened concerns that the new euro currency will be weaker than the deutschmark. As a result, bond markets in the historically strong European currency countries underperformed the markets of historically weaker currency countries. In Canada, strong growth and currency weakness prompted official interest rate increases late in the period. However, for the period, Canadian bonds outperformed the U.S. in fully hedged terms. Meanwhile, official interest rates went down in Australia and New Zealand as inflation fell; both bond markets outperformed the U.S. in fully hedged terms.

The emerging market economies, benefiting from generally stable worldwide interest rates, moved into their second year of healthy growth and low inflation. With sustained strength in export markets, the benefits of reform have begun to penetrate deeper into the emerging market economies. Declining unemployment has relieved some political pressures and strengthened commitment to the ongoing process of reform and revitalization. Price performance for the period was strong in most developing countries as capital inflows returned to 1993 levels and the risk premium on investments narrowed.

INVESTMENT OUTLOOK
We expect economic activity to accelerate somewhat in the current quarter. Consumer confidence has reached new highs, real income is growing solidly, and the labor market remains strong, with unemployment at 4.8%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policymakers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

Outside of the U.S., we expect inflation to be restrained and growth to remain positive. Despite the occasional comment about postponing European Monetary Union, we believe it will proceed, and the historically weaker markets, particularly Spain and Italy, will outperform Germany and other core countries. In the non-U.S. dollar bloc, we continue to find value in New Zealand and Australia, while believing the Bank of Canada will need to tighten monetary policy to better reflect improving economic fundamentals. Weaker growth in Southeast Asia will affect the Australian and New Zealand economies, and we expect a further relaxing of monetary conditions in New Zealand.

Given our expectations for relatively stable growth, inflation and monetary policy worldwide, the developing markets should provide investment opportunities as the process of reform and integration continues. However, the generic risk premiums for these countries are more rationally aligned with economic fundamentals than they have been for some time and caution is warranted. We believe that country selection will be more critical than in the last several quarters.


2



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

Thank you for your continued interest and investment in ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


3



PORTFOLIO OF INVESTMENTS
JULY 31, 1997                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS-85.3%
U.S. TREASURY NOTES-39.6%
  6.25%, 10/31/01 (a)                  US$        9,530     $  9,658,064
  6.50%, 8/15/05 (a)                             12,950       13,326,365
  7.00%, 7/15/06 (a)                              3,500        3,724,220
  7.875%, 11/15/04 (a)                            7,000        7,761,257
  8.875%, 2/15/99 (a)                             5,000        5,232,815
  12.75%, 11/15/10 (a)                            3,250        4,633,284
                                                             ------------
                                                              44,336,005

U.S. TREASURY BONDS-23.9%
  8.125%, 8/15/19 (a)                             8,250        9,948,988
  10.75%, 8/15/05 (a)                             4,000        5,180,004
  14.00%, 11/15/11 (a)                            7,500       11,627,347
                                                             ------------
                                                              26,756,339

U.S. TREASURY STRIP-11.8%
  Zero coupon, 2/15/15                           40,000       13,137,756

MORTGAGE RELATED SECURITIES-7.3%
Government National Mortgage Association
  7.50%, 8/12/27 TBA                              3,000        3,051,570
  8.00%, 8/12/27 TBA                              5,000        5,162,500
                                                             ------------
                                                               8,214,070

FEDERAL AGENCY SECURITY-2.7%
Student Loan Marketing Association
  15.00%, 9/23/97                                 3,000        3,040,500
Total U.S. Government and Agency
  Obligations (cost $92,551,156)                              95,484,670

SOVEREIGN DEBT OBLIGATIONS-24.9%
NEW ZEALAND-9.0%
New Zealand Government
  8.00%, 11/15/06                 NZ$             6,000        4,253,790
  10.00%, 3/15/02                                 8,000        5,850,445
                                                             ------------
                                                              10,104,235

RUSSIA-2.8%
Ministry Finance of Russia
  10.00%, 6/26/07 (b)             US$             3,000        3,093,000

SPAIN-5.4%
Spanish Government
  5.25%, 1/31/03                  ESP           975,000        6,044,862

SWEDEN-7.7%
Swedish Government
  5.50%, 4/12/02                  SEK            25,000        3,109,353
  8.00%, 8/15/07                                 39,500        5,534,188
                                                             ------------
                                                               8,643,541

Total Sovereign Debt Obligations
  (cost $28,637,375)                                          27,885,638

TIME DEPOSIT-4.9%
Bank of New York
  5.25%, 8/01/97
  (cost $5,428,000)               US$             5,428        5,428,000

TOTAL INVESTMENTS-115.1%
  (cost $126,616,531)                                        128,798,308
Other assets less liabilities-(15.1%)                        (16,893,118)

NET ASSETS-100%                                             $111,905,190


(a) Securities or portion thereof, with an aggregate market value of $71,092,344, have been segregated to collateralize forward exchange currency contracts and TBA securities.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At July 31, 1997, the security amounted to $3,093,000 or 2.8% of net assets.

     Glossary:
     TBA - To Be Announced.

     See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $126,616,531)        $ 128,798,308
  Interest receivable                                                2,620,017
  Receivable for investment securities sold                          1,698,435
  Net unrealized appreciation of forward exchange
    currency contracts                                                 716,079
  Total assets                                                     133,832,839

LIABILITIES
  Due to custodian                                                   1,730,928
  Payable for investment securities purchased                       19,903,962
  Advisory fee payable                                                  68,733
  Administration fee payable                                            13,747
  Accrued expenses and other liabilities                               210,279
  Total liabilities                                                 21,927,649

NET ASSETS                                                       $ 111,905,190

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     130,719
  Additional paid-in capital                                       112,964,051
  Accumulated undistributed net investment income                      518,624
  Accumulated net realized loss on investments                      (4,582,591)
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                      2,874,387
                                                                 $ 111,905,190

NET ASSET VALUE PER SHARE (based on 13,071,872
  shares outstanding)                                                    $8.56


See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997                        ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign withholding
    taxes of $8,010)                                $8,889,960
  Dividends                                             76,590     $ 8,966,550

EXPENSES
  Advisory fee                                         813,268
  Administrative fee                                   162,654
  Custodian                                            119,388
  Transfer agency                                       91,344
  Audit and legal                                       62,806
  Registration fee                                      35,344
  Directors' fees                                       31,848
  Printing                                              29,367
  Miscellaneous                                         28,240
  Total expenses                                                     1,374,259
  Net investment income                                              7,592,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       8,330,667
  Net realized gain on foreign currency transactions                   625,542
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                     (2,107,112)
    Foreign currency denominated assets and liabilities                760,531
  Net gain on investments and foreign currency transactions          7,609,628

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 15,201,919


See notes to financial statements.


6



STATEMENT OF CHANGES IN NET ASSETS              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                     JULY 31,        JULY 31,
                                                      1997            1996
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  7,592,291    $  6,881,350
  Net realized gain on investments and
    foreign currency transactions                    8,956,209       1,553,134
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (1,346,581)        168,301
  Net increase in net assets from operations        15,201,919       8,602,785

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (7,843,128)     (7,290,617)
  Tax return of capital distribution                        -0-       (323,758)
  Total increase                                     7,358,791         988,410

NET ASSETS
  Beginning of year                                104,546,399     103,557,989
  End of year (including undistributed net
    investment income of $518,624 at
    July 31, 1997)                                $111,905,190    $104,546,399


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997                                   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principle market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require


8



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

such reclassification. During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains, resulted in a net increase in additional paid-in capital and accumulated undistributed net investment income, and a corresponding increase in accumulated net realized loss on investments. This reclassification had no effect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at an annualized rate of .75 of 1% of the Fund's average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc., ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. The Fund reimbursed AFS $3,717 during the year ended July 31, 1997.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended July 31, 1997 amounted to $26,368, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $166,739,886 and $173,946,410, respectively, for the year ended July 31, 1997. There were purchases of $322,444,779 and sales of $313,407,847 of U.S. government and government agency obligations for the year ended July 31, 1997.

At July 31, 1997, the cost of investments for federal income tax purposes was $128,904,143. Accordingly, gross unrealized appreciation of investments was $3,363,942 and gross unrealized depreciation of investments was $3,469,777 resulting in net unrealized depreciation of $105,835 (excluding foreign currency). For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1997 of $2,071,084, which if not utilized will expire in 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


9



NOTES TO FINANCIAL STATEMENTS (CONT.)           ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

At July 31, 1997, the Fund had outstanding forward exchange currency contracts as follows:


                               CONTRACT   VALUE ON      U.S. $     UNREALIZED
                                AMOUNT   ORIGINATION   CURRENT    APPRECIATION
                                 (000)      DATE        VALUE    (DEPRECIATION)
                              ---------  -----------  ----------  -------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollars,
  maturing
  8/08/97-9/03/97                12,400  $ 9,215,912  $9,241,455    $  25,543
German Deutsche Marks,
  maturing
  8/13/97-9/05/97                13,875    7,768,103   7,545,924     (222,179)
Italian Lira,
  maturing 8/25/97            9,529,346    5,394,803   5,312,420      (82,383)
New Zealand Dollar,
  maturing 9/03/97                6,800    4,605,995   4,398,051     (207,944)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars,
  maturing
  8/08/97-9/03/97                12,400    9,290,156   9,241,498       48,658
German Deutsche Marks,
  maturing
  8/13/97-9/09/97                17,322   10,026,457   9,428,257      598,200
Italian Lira,
  maturing 8/25/97            9,529,346    5,435,556   5,312,420      123,136
New Zealand Dollars,
  maturing
  8/12/97-8/30/97                15,117    9,954,750   9,794,152      160,598
Swedish Krona,
  maturing 10/29/97              71,324    9,055,295   8,986,339       68,956
Swiss Franc,
  maturing 9/05/97                5,823    4,064,996   3,861,502      203,494
                                                                    $ 716,079


2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of


10



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

the currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no transactions in options written for the year ended July 31, 1997.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at July 31, 1997. During the year ended July 31, 1997 and the year ended July 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.


11



FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $8.00        $7.92        $8.12        $9.92        $9.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .58          .53          .59          .68          .79
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .58          .13           -0-        (.89)         .68
Net increase (decrease) in net asset
  value from operations                         1.16          .66          .59         (.21)        1.47

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.60)        (.56)        (.48)        (.68)        (.80)
Distributions from net realized gains             -0-          -0-          -0-        (.61)        (.41)
Tax return of capital distribution                -0-        (.02)        (.31)        (.30)          -0-
Total dividends and distributions               (.60)        (.58)        (.79)       (1.59)       (1.21)
Net asset value, end of year                   $8.56        $8.00        $7.92        $8.12        $9.92
Market value, end of year                      $7.875       $7.00        $7.50        $8.125       $9.875

TOTAL RETURN
Total investment return based on: (a)
  Market value                                 21.95%        1.08%        2.85%       (2.66)%      14.94%
  Net asset value                              15.99%        9.40%        8.67%       (3.16)%      16.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $111,905     $104,546     $103,558     $105,830     $122,500
Ratio of expenses to average net assets         1.27%        1.28%        1.18%        1.20%        1.19%
Ratio of net investment income to
  average net assets                            7.00%        6.42%        7.62%        7.50%        8.27%
Portfolio turnover rate                          407%         375%         228%         297%         588%
Average commission rate paid (b)              $.0501           --           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


12



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ACM GOVERNMENT OPPORTUNITY FUND, INC.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 3, 1997


13



ADDITIONAL INFORMATION                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


14


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the ACMGovernment Opportunity Fund, Inc. was held on Thursday, July 10, 1997. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                      SHARES
                                                         SHARES        VOTED
                                                          VOTED       WITHOUT
                                                           FOR       AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors:  Class One
                        Director
                       (term expires
                        in 1998)
                        Donald J.
                        Robinson                        8,085,933      165,270

                        Class Three
                        Directors
                       (term expires
                        in 2000)
                        Ruth Block                      8,077,565      173,638
                        John D. Carifa                  8,085,666      165,537
                        Robert C. White                 8,079,853      171,350


                                                          SHARES       SHARES
                                            SHARES         VOTED        VOTED
                                           VOTED FOR      AGAINST      ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of Ernst
   & Young LLP as the Fund's independent
   auditors for the Fund's fiscal year
   ending July 31, 1997                    8,083,492       49,383      118,328


15



                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
THOMAS PERKINS, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
CHRISTIAN G. WILSON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(formerly The Shareholder Services Group, Inc.)
53 State Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CUSTODIAN
BANK OF NEW YORK
48 Wall Street
New York, New York 10286

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16


ACM GOVERNMENT OPPORTUNITY FUND
Summary of General Information

THE FUND
ACM Government Opportunity Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group, Inc. at 1-800-331-1710.

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPAR